UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 9, 2005

Hanover Compressor Company
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

1-13071	76-0625124

(Commission File Number)	(I.R.S. Employer Identification No.)

12001 North Houston Rosslyn,
Houston, Texas	77086

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (281) 447-8787
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Underwriting Agreement
Terms Agreement - Credit Suisse First Boston LLC
Opinion of Vinson & Elkins L.L.P.

Item 8.01 Other Events
     On August 9, 2005, Hanover Compressor Company (the “Company”) announced that it had priced a public offering of 11,438,596 shares of its common stock at $14.25. All shares are being sold by the Company. The Company also has granted the underwriters a 30-day option to purchase up to 1,715,789 additional shares of its common stock to cover over-allotments, if any.
     In connection with the offering of its shares, the Company entered into an Underwriting Agreement and related Terms Agreement with Credit Suisse First Boston LLC, as Representative of the several Underwriters listed in Schedule A to the Terms Agreement. The Underwriting Agreement and related Terms Agreement are filed as Exhibits 1.1 and 1.2, respectively, to this report. In addition, the opinion and consent of counsel to the Company in connection with the offering are filed herewith as Exhibits 5.1 and 23.1, respectively, to this report. These exhibits are being filed in connection with the offering under the Company’s effective Registration Statements on Form S-3 (File Nos. 333-106386 and 333-127127).
     The Company expects the issuance and delivery of the shares and the notes to occur on August 15, 2005, subject to satisfaction of customary closing conditions. The Company intends to use the net proceeds from the offering to repay existing indebtedness.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits.

1.1	Underwriting Agreement dated as of August 9, 2005 between the Company and Credit Suisse First Boston LLC, as Representative of the several Underwriters listed in Schedule A to the Terms Agreement.

1.2	Terms Agreement dated as of August 9, 2005 between the Company and Credit Suisse First Boston LLC, as Representative of the several Underwriters listed in Schedule A thereto.

5.1	Opinion of Vinson & Elkins L.L.P.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1 hereto).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANOVER COMPRESSOR COMPANY
Date: August 10, 2005	By:	/s/ LEE E. BECKELMAN
	Name:	Lee E. Beckelman
	Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement dated as of August 9, 2005 between the Company and Credit Suisse First Boston LLC, as Representative of the several Underwriters listed in Schedule A to the Terms Agreement.

1.2	Terms Agreement dated as of August 9, 2005 between the Company and Credit Suisse First Boston LLC, as Representative of the several Underwriters listed in Schedule A thereto.

5.1	Opinion of Vinson & Elkins L.L.P.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1 hereto).